Exhibit 23. 1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 26, 2000, in the fourth amendment to the Registration Statement (Form S-1 No. 333-91987) and related Prospectus of Net2000 Communications, Inc. dated February 15, 2000.


                                                  /s/ Ernst & Young LLP


McLean, Virginia
February 15, 2000